November 8, 2021 Q3 2021 Financial Results Conference Call Slides

The image part with relationship ID rId17 was not found in the file. Safe Harbor Statement 1 Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our expected cash collections for Medicare Advantage plans; our estimated memberships; our long-term opportunities and the expected benefits of our operational initiatives; and our 2021 annual guidance for total revenue, revenue from our Medicare segment and our Individual, Family and Small Business segment, GAAP net loss, adjusted EBITDA, profit (loss) from our Medicare segment, profit from our Individual, Family and Small Business segment, cash used in operations, cash used for capital expenditures, corporate shared service expenses, GAAP net loss attributable to common stockholders per diluted share and non-GAAP net loss per diluted share. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward-looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

The image part with relationship ID rId17 was not found in the file. eHealth Third Quarter 2021 Overview 2 • Implemented a number of operational changes reflecting our enhanced focus on enrollment quality • Quality initiatives present long-term opportunities for establishing eHealth as industry leader in customer experience and a premium distribution channel for carriers, setting a high bar for other major brokers • Q3 2021 results and revised FY 2021 guidance reflect the near-term impact of quality initiatives on our telephonic conversion rates • Top of the funnel demand on our platform remains solid, reflecting positive trends in the Medicare Advantage market and continuing penetration of the online distribution channel • Online unassisted business continues to scale with strong year-over-year enrollment growth, lifetime values and quality metrics • Continued strong growth in Medicare cash collections. Medicare Advantage cohorts enrolled in 2019 and earlier are now cash flow positive with cash collected to-date exceeding upfront acquisition costs

The image part with relationship ID rId17 was not found in the file. Q3 2021 Financial Highlights 3 Q3 revenue and earnings reflect the impact of enrollment quality initiatives on our telephonic conversion rates Online business continued to scale driving significant enrollment growth at attractive LTVs Estimated Medicare Advantage membership at quarter-end grew 33% year-over-year Estimated commission generating Medicare membership of 875K grew 19% compared to Q3 2020 Q3 2021 revenue declined 32% to $63.9MM compared to Q3 2020; Q3 2021 GAAP net loss was $(53.0)MM (1) Adjusted EBITDA is calculated by excluding the paid-in-kind dividends and change in preferred stock redemption value (together “impacts from preferred stock”), interest income and expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, restructuring and reorganization charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges to GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. (2) Major Medicare plans include Medicare Advantage and Medicare Supplement plans. Total Medicare approved members declined by 22% year-over-year Medicare Advantage LTV of $975 increased 9% year-over-year from $898 in Q3 2020 Adjusted EBITDA(1) loss of ($55.2)MM, compared to ($11.2)MM in Q3 2020 Fully unassisted online submissions for Major Medicare products grew 58%(2) compared to Q3 2020

The image part with relationship ID rId17 was not found in the file. $ 94.3 $ 63.9 Q3-FY20 Q3-FY21 Revenue ($MM) (32%) Q3 2021 Revenue 4 Total revenue declined 32% on a year-over basis due primarily to an $8.8 million decrease in Medicare commission revenue and a $14.6 million decrease in Medicare advertising revenue. Decline in approved Medicare members during the quarter was partially offset by a 9% increase in Medicare Advantage lifetime values compared to a year ago Revenue

The image part with relationship ID rId17 was not found in the file. Q3 2021 Medicare Approved Members(1) and New Paying Members(2) 5 Total approved Medicare members declined 22% and Medicare Advantage approved members declined 18% year- over-year Direct TV channel declined to 6% of total MA enrollments offset by a larger contribution from the online and partner channels (1) Approved members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members. (2) New paying members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented. Medicare Approved Members Medicare New Paying Members

The image part with relationship ID rId17 was not found in the file. 5,054 7,977 Q3-FY20 Q3-FY21 Major Medicare Online Unassisted Submissions 58% Q3 2021 Major Medicare Online Applications 6 Online business continues to generate strong growth. Unassisted online applications for major Medicare (1) products grew 58% year-over- year 17% of major Medicare submissions were online unassisted for Q3 2021 compared to 9% for Q3 2020 (1) Major Medicare plans include Medicare Advantage and Medicare Supplement plans Major Medicare Online Unassisted Submissions

The image part with relationship ID rId17 was not found in the file. Q3 2021 Net Loss and Adj. EBITDA(1) 7 (1) Adjusted EBITDA is calculated by excluding the paid-in-kind dividends and change in preferred stock redemption value (together “impacts from preferred stock”), interest income and expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, restructuring and reorganization charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges to GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity- linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. Exceeded expectations due to significant growth in Medicare enrollments Net Loss Adjusted EBITDA Third quarter 2021 Net Loss and Adjusted EBITDA reflect a significant investment in our internal telesales capacity ahead of the Annual Enrollment Period, lower telephonic conversion rates due to enrollment quality initiatives and a decline in high-margin Medicare advertising revenue

The image part with relationship ID rId17 was not found in the file. Q3 2021 Medicare Segment Revenue and Loss 8 Q3 was an investment quarter as we completed our internal agent ramp and launched initial marketing campaigns in preparation for the AEP Due to telephonic conversion declines, Medicare segment revenue and loss underperformed expectations Medicare Segment Revenue Medicare Segment Loss (1) (1) Segment loss is calculated as revenue for the applicable segment less marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring and reorganization charges, and amortization of intangible assets, that are directly attributable to the applicable segment and other indirect marketing and advertising, customer care and enrollment and technology and content operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring and reorganization charges, and amortization of intangible assets, allocated to the applicable segment based on usage.

The image part with relationship ID rId17 was not found in the file. Q3 2021 IFP Segment Revenue and Profit 9 IFP Revenue and Segment Profit declined compared to Q3 2020 due to lower tail revenue of $11.6 million compared to $17.5 million in Q3 of 2020 Approved IFP members grew 88% year-over-year accompanied by a double digit increase in LTVs IFP Segment Revenue IFP Segment Profit (1) (1) Segment profit is calculated as revenue for the applicable segment less marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring and reorganization charges, and amortization of intangible assets, that are directly attributable to the applicable segment and other indirect marketing and advertising, customer care and enrollment and technology and content operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring and reorganization charges, and amortization of intangible assets, allocated to the applicable segment based on usage. $ 18.5 $ 12.5 Q3-FY20 Q3-FY21 Individual, Family and Small Business Segment Profit ($MM) (32%)$ 23.9 $ 17.5 Q3-FY20 Q3-FY21 Individual, Family and Small Business Segment Revenue ($MM) (27%)

The image part with relationship ID rId17 was not found in the file. Medicare Advantage Variable Cost and Cash Collection 10 Cash collections from our MA cohorts enrolled in 2019 and earlier have exceeded upfront acquisitions costs These cohorts are now generating positive cash flow as we continue to collect monthly renewal payments 2020 cohorts are nearing cash break- even • Medicare Advantage (MA) variable cost and cash collections are grouped by member cohorts based on policy effective date • Variable cost includes variable marketing and customer care & enrollment costs allocated to the MA members • Cash collected are commissions for MA members. For the first year, it also includes non-commission revenue allocated to the MA product 2015 2016 2017 2018 2019 2020 Jan-Jul 2021 Cohorts Medicare Advantage Variable Cost and Cash Collection Variable Cost First Year Cash Collected Renewal Cash Collected Until Q3 21 Receivables Outstanding as of Q3 21

The image part with relationship ID rId17 was not found in the file. Trailing Twelve Months (“TTM”) Medicare Segment Commissions Cash Collections 11 Q3 2021 TTM Medicare Segment commissions cash collections increased by 37% year-over-year Cash collections continue to outpace membership growth TTM Medicare Segment commissions cash collections per MA equivalent member(1) of $465 grew 11% year-over- year +41% +45% +44% +37% +50% +49% +47% +48% +39% +39% +37% +32% +32% +34% +46% +44% +37% +33% +23% +20% +22% +19% $0 $50 $100 $150 $200 $250 $300 $350 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 TTM Medicare Segment Commissions Cash Collections TTM Medicare Segment Commissions Cash Collections Y/Y % Estimated Medicare Membership Growth Y/Y % ($MM) TTM Medicare Segment Commissions Cash Collections (1) MA Equivalent member is calculated as the total number of estimated Medicare Advantage and Medicare Supplement membership and 25% of the estimated Medicare Part D membership during the period presented. (TTM)

The image part with relationship ID rId17 was not found in the file. Medicare Advantage Plan Member Turnover Trend Since Q4 2018 12 *Q1’20 is actual membership instead of reported MA Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'10 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Approved Members(1) 83,376 40,741 36,576 35,171 167,073 64,898 60,477 44,999 217,278 106,884 78,569 36,836 Estimated Beginning (Paying) Membership(2) 235,268 276,357 280,763 291,171 309,180 404,694 384,513 407,243 421,237 533,282 538,716 562,905 New Paying Members(3) 62,817 49,531 36,122 33,974 116,351 86,299 57,232 44,528 136,857 140,997 77,710 38,193 Estimated Ending (Paying) Membership(4) 276,357 280,763 291,171 309,180 404,694 384,513 407,243 421,237 533,282 538,716 562,905 559,235 Medicare Advantage Plan Member Turnover(5) 21,728 45,125 25,714 15,965 20,837 106,480 34,502 30,534 24,812 135,563 53,521 41,863 Trailing Twelve Month Member Turnover(6) 95,065 89,357 102,403 108,532 107,641 168,996 177,783 192,353 196,328 225,411 244,430 255,759

The image part with relationship ID rId17 was not found in the file. Medicare Advantage Plan Member Turnover Trend Since Q4 2018 (cont’d) 13 (1) Approved members consist of the number of individuals on submitted applications that were approved by the relevant insurance carrier for the identified product during the period presented. Approved members may not pay for their plan and become paying members. (2) Estimated Beginning (Paying) Membership is the Estimated Ending Membership for the period prior to the period of estimation. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. (3) New Paying Members consist of approved members from the period presented and any periods prior to the period presented from whom we have received an initial commission payment during the period presented. (4) Estimated Ending (Paying) Membership is the number of members we estimate as of the end of the period. Membership is estimated using the methodology described in our periodic filings with the Securities and Exchange Commission. (5) Medicare Advantage Plan Member Turnover for the period is derived as follows: Estimated Beginning Membership plus New Paying Members minus Estimated Ending Membership. (6) Trailing Twelve Month Member Turnover is the sum of Medicare Advantage Plan Member Turnover for the prior twelve months.

The image part with relationship ID rId17 was not found in the file. Operational Initiatives 14 Telesales • Successfully pivoted to full-time, internal salesforce with internal agents representing over 95% of total compared to 50% at the beginning of last year’s AEP • Introduced major enrollment quality initiatives including an enrollment verification step for telephonic enrollments, enhanced agent scripts and additional agent training • Migrated to cloud-based call center technology and launched enhanced lead scoring and routing Online business • Upgraded our recommendation engine to further improve the accuracy of personalized plan-matching Marketing • Leveraged data analytics to better forecast ROIs across key demand generation channels and initiatives in real time and opportunistically allocate marketing spend

The image part with relationship ID rId17 was not found in the file. 2021 Guidance For the full year ending December 31, 2021, we have updated our financial outlook: 15 • Medicare segment revenue is expected to be in the range of $471.0 million to $509.0 million compared to prior guidance range of $601.0 million to $639.0 million. • IFP segment revenue is expected to be in the range of $64.0 million to $66.0 million compared to prior range of $59.0 million to $61.0 million. • Medicare segment profit (loss)(1) is expected to be in the range of $(5.0) million to $16.0 million compared to prior guidance range of $130.0 million to $146.0 million. • IFP segment profit(1) is expected to be in the range of $41.0 million to $43.0 million compared to prior range of $36.0 million to $38.0 million. • GAAP net loss attributable to common stockholders per diluted share is expected to be in the range of $(2.26) to $(2.99) compared to our previous guidance of GAAP net income attributable to common stockholder of $0.84 to $1.39 per share. • Total revenue is expected to be in the range of $535.0 million to $575.0 million compared to prior guidance range of $660 million to $700 million. • GAAP net loss is expected to be in the range of $(43.0) million to $(63.0) million compared to prior guidance range of GAAP net income of $42.0 million to $57.0 million. • Adjusted EBITDA is expected to be in the range of ($20.0) million to $0.0 million compared to prior guidance range of $110.0 million to $125.0 million. • Cash used in operations is expected to be in the range of $125.0 million to $135.0 million compared to prior guidance range of $85.0 million to $95.0 million, and cash used for capital expenditures is expected to be in the range of $21.0 million to $24.0 million compared to our previous guidance of $24.0 million to $27.0 million. • Non-GAAP net loss per diluted share is expected to be in the range of $(0.45) to $(1.13) compared to our previous guidance of non-GAAP net income per diluted share of $2.77 to $3.26 per share. (1) Segment profit (loss) is calculated as revenue for the applicable segment less marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock- based compensation expense, depreciation and amortization, restructuring and reorganization charges, and amortization of intangible assets, that are directly attributable to the applicable segment and other indirect marketing and advertising, customer care and enrollment and technology and content operating expenses, excluding stock-based compensation expense, depreciation and amortization, restructuring and reorganization charges, and amortization of intangible assets, allocated to the applicable segment based on usage.

The image part with relationship ID rId17 was not found in the file. Appendix 1 16

The image part with relationship ID rId17 was not found in the file. Appendix 2 17